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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On December 4, 2003, the Compensation Committee of the Board of Directors of Adelphia Communications Corporation (the "Compensation Committee") adopted the Adelphia Communications Corporation 2004 Short-Term Incentive Plan (the "STIP"), effective January 1, 2004. The STIP provides for the payment of cash bonuses for the 2004 calendar year to certain eligible employees of the Company, subject to the satisfaction of certain qualitative and quantitative performance measures. In general, full-time employees with a title of Director and above, including certain of the Company's Named Executive Officers, are eligible to participate in the STIP. In addition, certain General Managers of local cable systems are also eligible to participate in the STIP. Awards are determined based upon the satisfaction of certain performance criteria established for Adelphia Communications Corporation (the "Company"), and where relevant, the satisfaction of certain performance criteria for certain regional operations, and individual performance criteria. The Company and regional performance goals include: revenue, EBITDAR/operational cash flow, capital expenditures and plant miles rebuilt, customer care, internal control initiatives and level of basic subscriber growth. Awards under the STIP will be paid not later than March 12, 2005. In connection with the grant of awards under the STIP during 2004, the Company has sent to each employee who is a participant in the STIP an award letter that sets forth the level of the participant's award, at target, which is designated as a percentage of the participant's salary. The STIP and award letter are attached as Exhibit 10.1.

        In connection with the grant of awards under the Amended and Restated Adelphia Communications Corporation Performance Retention Plan (the "PRP") during 2005, the Company will send to each employee who is a participant in the PRP, including certain of the Company's Named Executive Officers, an award letter that sets forth the level of the participant's award, at target, which is designated as a percentage of the participant's salary. The award letter is attached as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Adelphia Communications Corporation 2004 Short Term Incentive Plan.
Exhibit 10.2	Form of Amended and Restated Adelphia Communications Corporation Performance Retention Plan Award Letter for 2005.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading "Risk Factors" in the Company's 2003 Form 10-K and the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2005	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)
	By:	/s/ BRAD M. SONNENBERG Brad M. Sonnenberg Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Adelphia Communications Corporation 2004 Short Term Incentive Plan.
10.2	Form of Amended and Restated Adelphia Communications Corporation Performance Retention Plan Award Letter for 2005.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX